Exhibit 99

PATTERSON COMPANIES | 1031 Mendota Heights Road | Saint Paul, MN 55120	NEWS RELEASE

PATTERSON COMPANIES PROVIDES BUSINESS UPDATE REGARDING COVID-19

St. Paul, Minn. — April 6, 2020 — Patterson Companies, Inc. (Nasdaq: PDCO) today provided an update on the impact of COVID-19 on the Company’s operations and withdrew its fiscal year 2020 financial guidance.

Keeping our Employees and Communities Safe While Maintaining Business Continuity

Patterson has implemented various precautionary measures to protect the health and safety of our employees and support our communities’ efforts to control the spread of COVID-19, while maintaining the continuity of our business operations. These measures have included facilitating work from home, restricting travel and implementing a number of other recommended best practices in our headquarters, branch offices and fulfillment centers. Patterson also took swift action to adjust or postpone non-essential projects to ensure the organization remains focused on meeting the needs of its customers. Patterson’s fulfillment centers and the Patterson Technology Center remain open and continue to provide essential products and services to our customers.

Fiscal 2020 Financial Guidance

Through the first two months of Patterson’s fiscal fourth quarter, the Company remained on track to achieve its fiscal 2020 financial guidance, which was issued on February 27, 2020. Entering the last month of our fiscal year, COVID-19, and measures taken by various authorities in response to the pandemic, have directly and indirectly impacted demand for dental and companion animal products and services. Given the disruption of North American and international market conditions and the inability to accurately predict the economic effects of COVID-19 and related government actions, Patterson is withdrawing its fiscal 2020 financial guidance.

“Patterson’s top priority is the health and safety of our employees, our communities and our customers. I am proud of the way our team is working together to respond to this crisis while continuing to provide our customers with the essential products and services they depend on,” said Mark S. Walchirk, President and Chief Executive Officer of Patterson. “The steps we have taken to enhance our core business, improve our efficiency and strengthen our performance have better positioned Patterson as we navigate this unprecedented disruption. We are actively managing our response to the COVID-19 pandemic, and will continue to take additional steps to support our business and our customers as the situation evolves. Although we are not providing updated guidance at this time, we remain confident in the fundamentals and long-term strength of our businesses.”

About Patterson Companies Inc.

Patterson Companies Inc. (Nasdaq: PDCO) connects dental and animal health customers in North America and the U.K. to the latest products, technologies, services and innovative business solutions that enable operational and professional success. Our comprehensive portfolio, distribution network and supply chain is equaled only by our dedicated, knowledgeable people who deliver unrivalled expertise and unmatched customer service and support. Learn more: pattersoncompanies.com

The U.S. Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information, so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those disclosed in the statement.

This press release contains, and our officers and representatives may from time to time make, certain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, and the objectives and expectations of management. Forward-looking statements often include words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “seeks” or words of similar meaning, or future or conditional verbs, such as “will,” “should,” “could” or “may.” Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not place undue reliance on any of these forward-looking statements.

PATTERSON COMPANIES | 1031 Mendota Heights Road | Saint Paul, MN 55120	NEWS RELEASE

Any number of factors could affect our actual results and cause such results to differ materially from those contemplated by any forward-looking statements, including, but not limited to, the following: uncertainties regarding the impact of the COVID-19 pandemic on our business or the economy generally; the effects of the highly competitive dental and animal health supply markets in which we compete; general economic conditions, including political and economic uncertainty; our dependence on relationships with sales representatives, service technicians and customers; potential disruption of distribution capabilities, including service issues with third-party shippers; our dependence on suppliers for the manufacture and supply of the products we sell; the risk that private label sales could adversely affect our sales of other products; our dependence on positive perceptions of Patterson’s reputation; litigation risks, including new or unanticipated litigation developments; changes in consumer preferences; fluctuations in quarterly financial results; risks from the expansion of customer purchasing power; increased competition from third-party online commerce sites; the risks inherent in international operations, including currency fluctuations; the effects of health care reform; failure to comply with regulatory requirements and data privacy laws; risks from disruption to our information systems; cyberattacks or other privacy or data security breaches; volatility in the financial markets; volatility in the price of our common stock; our dependence on our senior management; disruptions from our enterprise resource planning system initiatives; and risks associated with interest rate fluctuations. In addition, with respect to COVID-19, we are currently unable to reasonably estimate the specific extent, or duration, of the impact of the COVID-19 pandemic on our financial and operating results. Although we are already experiencing reduced demand, we are unable to predict how significantly the pandemic will reduce demand for services provided by dentists and veterinarians, the effect of such decreased demand on the demand for the dental and companion animal products and services we distribute, or the impact of the pandemic on the overall healthcare infrastructure in the United States, Canada or the United Kingdom. In addition to the impact on procedure volumes, we are experiencing and may experience other disruptions as a result of the COVID-19 pandemic. For example, disruptions or potential disruptions include restrictions on the ability of our personnel to travel and access customers for sales, service and other support; supplier disruptions; and additional government requirements to “shelter at home” or other incremental mitigation efforts that may further impact our capacity to sell and service the products we distribute. Furthermore, the economic effects of the pandemic and other governmental actions could reduce the demand for production animals, thereby adversely affecting our production animal supply business. The total impact of these disruptions could have a material impact on the Company’s financial condition, cash flows and results of operations. The order in which these factors appear should not be construed to indicate their relative importance or priority. We caution that these factors may not be exhaustive, accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual results.

You should carefully consider these and other relevant factors, including those risk factors in Part I, Item 1A, (“Risk Factors”) in our most recent Form 10-K, and information which may be contained in our other filings with the U.S. Securities and Exchange Commission, or SEC, when reviewing any forward-looking statement. Investors should understand it is impossible to predict or identify all such factors or risks. As such, you should not consider the foregoing list, or the risks identified in our SEC filings, to be a complete discussion of all potential risks or uncertainties.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We do not undertake any obligation to release publicly any revisions to any forward-looking statements whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SOURCE: Patterson Companies Inc.

John M. Wright, Investor Relations

Patterson Companies Inc.

john.wright@pattersoncompanies.com

pattersoncompanies.com

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